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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 30, 2002
                                                 ----------------

                             World Cyberlinks Corp.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           New York                  000-32533                11-3332134
           --------                  ---------                ----------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


           700A Koehler Avenue
             Ronkonkoma, NY                                        11779
             ---------------                                       -----
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (631) 471-6857
                                                   --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)






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Item 5.     Other Events and Regulation FD Disclosure.

The Company filed its annual report on Form 10-KSB on October 29, 2002. On October 30, 2002, the Company learned that a news article appeared in Newsday on October 29, 2002 reporting that Mr. Frank Schwamborn was arrested on charges of narcotics trafficking and money laundering. Mr. Schwamborn was a former president and employee of FRF Holdings Corp. ("FRF"), which provided consulting services to the Company and has advanced funds to the Company for working capital. In addition to loans, which are due on demand, FRF has liens on the Company's patents as collateral for the loans. The Company is in the process of settling its outstanding indebtedness to FRF. FRF is owned in part by Puritan Management Inc., a greater than 5% beneficial owner of the Company.

The Company believes this matter will not have a material adverse effect upon the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLD CYBERLINKS CORP.


Dated: October 30, 2002             By: /s/ Michael J. Tobin
                                       ------------------------------
                                        Michael J. Tobin, President